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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 April 18, 2000
                                -----------------


                        LORAL SPACE & COMMUNICATIONS LTD.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)

Islands of Bermuda                    1-14180                       13-3867424
--------------------------------------------------------------------------------
(State or other                    (Commission                    (IRS Employer
jurisdiction of                    File Number)                   Identification
incorporation)                                                        Number)

                         c/o Loral SpaceCom Corporation
                   600 Third Avenue, New York, New York 10016
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (212) 697-1105
                ------------------------------------------------



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Item 5. Other Events.
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     On April 18, 2000, the Board of Directors of Loral Space & Communications
Ltd. ("Loral") approved a new stock option plan (the "2000 Plan") in order to provide an inducement to attract and retain the services of qualified employees. The 2000 Plan is intended to constitute a "broadly-based plan" as defined in
Section 312.04(h) of the New York Stock Exchange ("NYSE") Listed Company Manual, which provides that at least 50% of grants thereunder exclude senior management. The 2000 Plan provides for the grant of non-qualified stock options only. Up to 13,000,000 shares of common stock may be issued under the 2000 Plan. Employees of Loral, its subsidiaries and affiliates are eligible to participate in the 2000 Plan. The 2000 Plan (but not outstanding options) will terminate on the tenth anniversary of its adoption.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        -------------------------------------------------------------------

          (c)  Exhibits.

Exhibit 10.1   2000 Stock Option Plan


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LORAL SPACE & COMMUNICATIONS LTD.
                                        ---------------------------------
                                        (Registrant)


Date:  May 2, 2000                      By: /s/ Avi Katz
                                            ------------------------------
                                            Avi Katz
                                            Vice President, General
                                            Counsel and Secretary


                                      -3-

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                                  EXHIBIT INDEX
                                  -------------

Exhibit             Description
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Exhibit 10.1        2000 Stock Option Plan